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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report: September 15, 2000

                        --------------------------------

                               autobytel.com inc.

             (Exact name of registrant as specified in its charter)

                                     0-22239
                            (Commission File Number)


                 Delaware                               33-0711569
      (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)



                            18872 MacArthur Boulevard
                            Irvine, California 92612
             (Address of principal executive offices, with zip code)

                                 (949) 225-4500
              (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS

On September 15, 2000, autobytel.com inc., a Delaware corporation ("Autobytel.com"), announced expectations regarding year over year revenue growth for the third quarter 2000 and fiscal year 2000 and earnings per share for such periods. A copy of Autobytel.com's press release announcing these expectations is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel.com's business contained in the press release are "forward-looking" rather than "historic."

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

                  99.1     Press Release dated September 15, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         autobytel.com inc.

Date:    September 15, 2000              By: /s/ Amit Kothari
                                             -----------------------------------
                                         Amit Kothari
                                         Vice President, Controller and Interim
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)


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                                INDEX TO EXHIBITS


Exhibit Number                              Description
--------------                              -----------
    99.1                      Press Release dated September 15, 2000